SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 26, 2003

AZTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5440	86-0636534

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2390 East Camelback Road, Suite 400, Phoenix, Arizona	85016

(Address of principal executive offices)	(Zip Code)

(602) 381-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99

ITEM 7.     Financial Statements and Exhibits

(c)	Exhibits.

                       99 Materials furnished in accordance with Regulation FD.

ITEM 9.      Regulation FD Disclosure

     Certain materials are furnished herewith as Exhibit 99 in accordance with Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTAR CORPORATION

/s/ROBERT M. HADDOCK Robert M. Haddock President and Chief Financial Officer

Dated: February 26, 2003

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Exhibit Index

Exhibit
Number	Description

99	Materials furnished in accordance with Regulation FD

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